SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss.240.14a-12

                          RENT-A-WRECK OF AMERICA, INC.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any  part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid: _________________________________________________
    2) Form, Schedule or Registration Statement No.: ___________________________
    3) Filing Party: ___________________________________________________________
    4) Date Filed: _____________________________________________________________

                          RENT-A-WRECK OF AMERICA, INC.
                            10324 SOUTH DOLFIELD ROAD
                          OWINGS MILLS, MARYLAND 21117


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 26, 2002


TO THE STOCKHOLDERS:

     The Annual Meeting of stockholders of Rent-A-Wreck of America, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, November 26, 2002 at 1:00 p.m. local time, at the offices of Company's securities counsel, Quarles & Brady LLP, located at 411 East Wisconsin Avenue, Suite 2900, Milwaukee, Wisconsin 53202, for the following purposes:

     1. To elect directors for the ensuing year and until their successors are elected and qualified; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Stockholders of record at the close of business on October 10, 2002 are entitled to vote at the meeting and at any adjournment or postponement thereof. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of stockholders entitled to vote at the meeting will be open for inspection at the Company's corporate headquarters for any purpose germane to the meeting during ordinary business hours for 10 days prior to the meeting.

     This Notice and Proxy Statement are being mailed on or about October 23, 2002.

     A copy of the Company's Form 10-KSB (which serves as the 2002 Annual Report) for the fiscal year ended March 31, 2002, which includes audited financial statements, is enclosed. All stockholders are cordially invited to attend the Annual Meeting in person.


                                       Sincerely,

                                       /s/ Kenneth L. Blum, Sr.

                                       KENNETH L. BLUM, SR.
                                       Chairman and Chief Executive Officer


Owings Mills, Maryland
October 23, 2002


--------------------------------------------------------------------------------
IMPORTANT: PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.
--------------------------------------------------------------------------------

                          RENT-A-WRECK OF AMERICA, INC.
                            10324 SOUTH DOLFIELD ROAD
                          OWINGS MILLS, MARYLAND 21117


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 26, 2002


                SOLICITATION, EXECUTION AND REVOCATION OF PROXIES

     We are providing this proxy statement to you as a stockholder of Rent-A-Wreck of America, Inc. in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting. All executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the direction on the proxies. If you fail to indicate a direction on your proxy, your shares will be voted in favor of the proposals to be acted upon at the annual meeting. The Board of Directors is not aware of any other matter which may come before the meeting, except for those matters listed on the Notice of Annual Meeting of Stockholders. If any other matters are properly presented at the meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their judgment.

     When stock is in the name of more than one person, the proxy is valid if signed by any of such persons unless we receive written notice to the contrary. If the stockholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished.

     This Proxy Statement and the form of proxy which is enclosed are being mailed to the Company's stockholders commencing on or about October 23, 2002.

     You may revoke your proxy at any time before it is voted. If you wish to revoke your proxy, you can do so (i) by executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the annual meeting, (ii) by written notice of revocation received by the Secretary prior to the vote at the annual meeting or (iii) by appearing in person at the annual meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates.

     In addition to the use of the mails, we may solicit proxies by personal interview, telephone or telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in connection therewith. We will bear all expenses incurred in connection with this solicitation.

     The mailing address of the principal corporate office of the Company is 10324 South Dolfield Road, Owings Mills, Maryland 21117.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only stockholders of record at the close of business on October 10, 2002 (the "Record Date") will be entitled to vote at the meeting. On the Record Date, the Company had outstanding 4,186,296 shares of Common Stock and 1,084,375 shares of Series A Convertible Preferred Stock ("Series A Preferred"), each of which, except as noted below, entitles the record holder thereof on such date to one vote per share on each matter presented at the meeting. As further described below, the holders of Series A Preferred, voting as a class, have the right to elect up to four directors of a seven-member Board of Directors, but a majority of holders of Series A Preferred have chosen only to exercise their right to elect three of the directors. Because of the Series A Preferred's right to vote as a class for the election of Class II directors, the proxies solicited from holders of Common Stock do not involve the election of directors nominated to positions in Class II. As noted below, Mr. Richter owns and/or controls a sufficient amount of Series A Preferred to approve matters, including the election of Class II directors.

     The presence of a majority of the Common Stock and a majority of the Series A Preferred, represented in person or by proxy, constitutes a quorum for the conduct of business at the annual meeting. The two Class I nominees for director receiving the highest number of affirmative votes (whether or not a majority) cast by the shares represented at the annual meeting and entitled to vote thereon, a quorum being present, shall be elected as directors.

     We will include abstentions and broker non-votes in determining the number of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote cast against a proposal. A broker non-vote, on the other hand, will not be regarded as representing a share entitled to vote on the proposal and, accordingly, will have no effect on the voting for such proposal. However, only affirmative votes are relevant in the election of directors.

     Votes will be counted by the Inspector of Elections appointed by the Chairman of the Annual Meeting and certified to the Company in writing.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of October 1, 2002 the persons and entities identified in the following table, including all directors, executive officers and persons known to the Company to own more than 5% of the Company's voting securities, owned beneficially, within the meaning of Securities and Exchange Commission Rule 13d-3, the shares of voting securities reflected in such table. All the outstanding shares of Series A Preferred are immediately convertible at the option of the holder into Common Stock, on a share-for-share basis. Except as otherwise specified, the named beneficial owner has sole investment and voting power with respect to such shares.

                                                                                         TOTAL (1)
                                                                               -----------------------------
 TITLE OF      NAME AND ADDRESS OF                AMOUNT AND NATURE OF         PERCENT OF         PERCENT OF
 CLASS(2)      BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP           CLASS             COMMON *
 --------      ----------------                   --------------------           -----             --------
    --         Kenneth L. Blum, Sr.(6)                      --                     --                 --
               10324 S. Dolfield Road
               Owings Mills, Maryland 21117
  Common       David Schwartz                          400,000***                 9.5                9.5
               Bundy Rent-A-Wreck
               12333 W. Pico Blvd.
               Los Angeles, California 90064

                                                                                      TOTAL (1)
                                                                            --------------------------
 TITLE OF      NAME AND ADDRESS OF                AMOUNT AND NATURE OF      PERCENT OF      PERCENT OF
 CLASS(2)      BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP        CLASS          COMMON *
 --------      ----------------                   --------------------        -----          --------
   Common      William L. Richter(3)(4)                992,706(3)             23.6(3)         23.6
Preferred(3)   c/o Richter Investment Corp.          1,050,000(3)             96.8            38.2(4)
               ("RIC")
               450 Park Avenue
               New York, New York 10022
   Common      Alan L. Aufzien(5)                       67,500(5)              1.6             1.6
Preferred(4)   P.O. Box 2369                            34,375(5)              3.2             1.9
               Secaucus, New Jersey 07094
   Common      Thomas J. Volpe(8)                       10,000(8)               **              **
               599 Lexington Avenue
               New York, NY 10022
   Common      Kenneth L. Blum, Jr.(6)                  530,718(6)             12.6            12.6
               10324 S. Dolfield Road
               Owings Mills, Maryland
               21117
   Common      Alan Cohn (6)(7)                         456,395(7)             10.8            10.8
               c/o Rent-A-Wreck of
                America, Inc.
               10324 S. Dolfield Road
               Owings Mills, Maryland
               21117
   Common      Robert M. Temko                          278,400****             6.6             6.6
               39 Hidden Valley Drive
               Newark, Delaware  19711
   Common      All Directors and Executive            1,600,924(3)(5)(6)        38.0            38.0(4)
Preferred(2)   Officers as a Group,                   1,050,000(3)(4)           96.8            49.7
    (3)        including the Directors
               Named Above (4 persons)
               (3)(4)(5)(6)

----------
* Represents percentage ownership of Common Stock based upon shares of Common Stock owned or deemed owned due to presently exercisable and options exercisable within 60 days.
**   Less than 1%.
*** Solely based upon Amendment No. 3 to Mr. Schwartz's Schedule 13D filed with the Securities and Exchange Commission on September 4, 2001.
**** According to an amendment to Mr. Temko's Schedule 13G as filed with the Securities and Exchange Commission on January 28, 2002 he owns 271,500. In June 2002, he informed the Company he then owned 278,400 shares and the Company does not have more recent information.

FOOTNOTES

(1) Based on 4,186,296 Common Shares and 1,084,375 Series A Preferred Shares outstanding and 45,000 options for shares of Common Stock all exercisable immediately on the date of this table, October 1, 2002.
(2) Holders of Series A Preferred, voting as a class, are entitled to elect up to four members of a seven member Board of Directors and are also entitled to vote as a class on other significant corporate actions. Pursuant to the terms of proxies granted to Mr. William Richter, 95.0% of the Series A Preferred may be voted by Mr. Richter as of the date of this table. The proxies are effective until such time that less than 500,000 shares of

     Series A Preferred remain outstanding. Mr. Richter has chosen to elect only three of five directors. See note 4 below.
(3) Includes 178,750 shares of Series A Preferred and 373,531 shares of Common Stock held by Mr. Richter. Also includes 1,200 shares of Common Stock held by spouse's IRA. Also includes 550,000 of Series A Preferred and 617,975 shares of Common Stock held by RIC. Also includes an additional 321,250 shares of Series A Preferred as to which RIC holds voting authority via proxy (see note 2 above). Mr. Richter holds a controlling interest in RIC. Mr. Richter and RIC have the same address.
(4) Excludes 321,250 shares of Series A Preferred as to which Richter holds voting authority via proxy (see note 2 and 3 above) because Richter would not have voting or investment control of the converted Common Stock issued upon conversion of such shares of Series A Preferred.
(5) 34,375 shares of Series A Preferred, held by a partnership controlled by Mr. Aufzien, are subject to a voting proxy granted to RIC. It also includes 35,000 options for shares of Common Stock exercisable immediately.
(6) Mr. Blum, Sr. is the father of Kenneth L. Blum, Jr. and Robin Cohn and father-in-law of Alan Cohn; see note 7 below. Mr. Blum disclaims beneficial ownership of shares held by Mr. Blum, Jr. and Mr. Cohn.
(7)  Includes  127,167  shares held jointly with spouse.  See note 6 above.
(8)  Includes 10,000 options for shares of Common Stock exercisable immediately.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

NOMINEES

     Five persons have been nominated for election at the 2002 Annual Meeting as directors for terms expiring at the 2003 Annual Meeting and until their successors have been duly elected and qualified. Each of the nominees currently is a director of the Company. Officers are elected annually and serve at the pleasure of the Board of Directors.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of each of the Company's Class I nominees listed below, except for those proxies which withhold such authority. Because of the Series A Preferred's rights to vote as a class for the election of Class II directors, the proxies solicited from holders of Common Stock do not involve the election of directors nominated to positions in Class II. If any of the nominees shall be unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such other person or persons as the Company's management may recommend in the place of such nominee. The management believes each nominee will be a candidate to serve as a director.

CLASS I DIRECTORS:

     Your proxy will be voted as specified thereon and, in the absence of contrary instruction, will be voted for the election of the following Class I directors: Kenneth L. Blum, Sr. and Kenneth L. Blum, Jr. Such directors will serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Information with regard to the nominees is set forth below:

     KENNETH L. BLUM, SR., 75, has served as Chairman and a Director of the Company since June 1993, has been the Company's Chief Executive Officer since December 1993, and was its President from June 1993 to October 1994. Since 1990, Mr. Blum has been a management consultant to a variety of companies, including American Business Information Systems, Inc., a high-volume laser printing company and computer service bureau. Mr. Blum is a director of Avesis Incorporated, which markets and administers discount benefit programs. Mr. Blum is the father of the Company's President, Kenneth L. Blum, Jr. Mr. Blum controls K.A.B., Inc., a Florida corporation ("K.A.B."), which has a Management Agreement with the Company. See "Certain Transactions."

     KENNETH L. BLUM, JR., 38, has served as Secretary of the Company since March 1994, as Vice President from May 1994 to October 1994, as President since October 1994, and as a director since October 1998. Mr. Blum is also affiliated with K.A.B. See "Certain Transactions." Mr. Blum is also President of American Business Information Systems, Inc., a high-volume laser printing company and computer service bureau. Mr. Blum is the son of the Company's Chairman and Chief Executive Officer. Mr. Blum is also a director of Avesis Incorporated, which markets and administers discount benefit programs.

CLASS II DIRECTORS:

     Mr. Richter, on behalf of Richter Investment Corp., acting in its capacity as holder of a proxy granted by certain holders of Series A Preferred, has at the present time agreed to a five member Board of Directors and has selected Messrs. William L. Richter, Alan L. Aufzien, and Thomas J. Volpe (the "Class II Directors") as the nominees to the Board of the Series A Preferred. By virtue of this proxy and the Series A Preferred owned or controlled by its affiliates as of the Record Date, RIC will vote 95.1% of the outstanding Series A Preferred. RIC has indicated its intent to vote its proxy in favor of such Class II nominees, thus ensuring their election. These nominees have been approved by the Company's Board of Directors.

     WILLIAM L. RICHTER, 59, has been a director of the Company since November 1989 and has served previously as a director from 1983 to 1985. Mr. Richter was Co-Chairman of the Company from November 1989 to June 1993 and has been Vice

Chairman since June 1993. For the past thirteen years, Mr. Richter has been President of Richter Investment Corp., an asset management and merchant banking firm. Mr. Richter has been a Senior Managing Director of Cerberus Capital Management, L.P. (or its predecessor organization) since its founding in late 1992. Mr. Richter is a Director and Co-Chairman of Avesis Incorporated, which markets and administers discount benefit programs.

     ALAN L. AUFZIEN, 72, has served as a Director of the Company since November 1989. Mr. Aufzien is also a partner in the Norall Organization, a private investment company, since 1987. Since 1983, he has also been the president and a director of New York Harbour Associates, Inc. (a real estate development firm) and is now chairman. From 1986 to 1996, Mr. Aufzien was the Chairman of Meadowlands Basketball Association (New Jersey Nets) and currently serves as a director of that organization. Mr. Aufzien is also a director of First Real Estate Trust of New Jersey.

     THOMAS J. VOLPE, 66, has served as a Director of the Company since July 2000. Until his retirement in February 2001, Mr. Volpe served as the Senior Vice President of Financial Operations at The Interpublic Group of Companies, Inc. He served in this capacity from March 1986 through February 2001. Prior to his employment at The Interpublic Group of Companies, Mr. Volpe was employed at the Colgate Palmolive Company as the Vice President and Treasurer. He currently serves as a director of American Technical Ceramics and Industry Leaders Fund.

     MANAGEMENT SERVICES AGREEMENT. Effective June 30, 1993, the Company entered into a Management Agreement (the "Management Agreement") with K.A.B., pursuant to which K.A.B. agreed to manage substantially all aspects of the Company's business, subject to certain limitations and the direction of the Company's Board of Directors. The Management Agreement was amended and extended as of April 1, 1996 and most recently amended in January 1999 to provide for a $300,000 annual fee and reimbursement of expenses. For fiscal year 2003, K.A.B. has voluntarily agreed to reduce its fee by 10% to a $270,000 fee annually plus any reimbursement of expenses. The Management Agreement expires on June 30, 2008. See "Certain Transactions."

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to disclose any failure to file by these dates. The Company believes that all of these filing requirements were satisfied during the fiscal year ended March 31, 2002. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that they have filed with the Commission.

MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of two meetings during the fiscal year ended March 31, 2002. During the fiscal year ended March 31, 2002, no director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served. The Company's audit committee, which consists of Mr. Richter, Mr. Aufzien and Mr. Volpe and functions as an overseer of the Company's financial reporting process and internal controls, met once to review the fiscal year ended March 31, 2002. Except for Mr. Richter who received fees from the Company through fiscal 2002, the members of the Audit Committee meet the independence requirements of Rule 4200(a)(15) of the Nasdaq Listing Standards. The Audit Committee has adopted a written charter. The Company has no standing nominating or compensation committee.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors oversees and monitors the participation of the Company's management and independent auditors throughout the financial reporting process. In connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee has done the following;

     * reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2002 with the Company's management;

     * discussed with Grant Thornton LLP, the Company's independent auditors, those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss.380); and

     * received the written disclosure and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and has discussed with Grant Thornton its independence.

     Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the fiscal year ended March 31, 2002.

                                 AUDIT COMMITTEE

                          WILLIAM L. RICHTER, CHAIRMAN
                                 ALAN L. AUFZIEN
                                 THOMAS J. VOLPE

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table and related notes set forth information regarding the compensation awarded to, earned by or paid to the Company's Chief Executive Officer for services rendered to the Company during the fiscal years ended March 31, 2000, 2001 and 2002. No other executive officer who was serving as an executive officer during fiscal 2002 received salary and bonus which aggregated at least $100,000 for services rendered to the Company during the fiscal year ended March 31, 2002.

                                                          LONG-TERM COMPENSATION
                                             ANNUAL       ----------------------
                                          COMPENSATION            AWARDS
                                          ------------    ----------------------
                                                           Securities Underlying
NAME AND PRINCIPAL POSITION      YEAR        SALARY           Options/SARs(#)
---------------------------      ----        ------           ---------------
Kenneth L. Blum, Sr., CEO (1)    2002      $300,000                --(2)
                                 2001       300,000                --(2)
                                 2000       300,000                --(2)

(1) Mr. Blum became Chief Executive Officer of the Company in connection with the Management Agreement between the Company and K.A.B., effective June 30, 1993. Mr. Blum does not receive cash compensation directly from the Company. K.A.B. receives cash compensation pursuant to the Management Agreement of $300,000 per year plus expense reimbursements ($391 in the year ended March 31, 2002). For fiscal year 2003, KAB has agreed voluntarily to reduce its fee to $270,000 plus expense reimbursement. The amounts indicated in the table represent compensation received by K.A.B. pursuant to the Management Agreement. Mr. Blum is the sole stockholder of K.A.B. See "Certain Transactions - Management Agreement with K.A.B., Inc. and Related Transactions - Management Agreement."

(2)  During the year ended  March 31,  1994,  K.A.B.  received  options  for the purchase of 2,250,000 shares of the Company's Common Stock in connection with the Management Agreement. Also effective on that date, K.A.B. transferred the options to certain related parties. During the year ended March 31, 1995, the Board of Directors approved the vesting of 1,000,000 of these options at an exercise price of $1.00 per share. Effective July 20, 1995 the exercise price of the balance of the options was set by the Board of Directors at $1.15 per share, with vesting, subject to continued employment, on July 1, 2002, or earlier subject to satisfaction of performance targets. As a result of the Company's financial performance for the fiscal year ended March 31, 1999, the Company met the performance targets, and the balance of the options became fully vested as of March 31, 1999. The Company repurchased some of the options in September 2000 and affiliates of K.A.B. exercised the remaining options. See "Certain Transactions - Management Agreement with K.A.B., Inc. and Related Transactions - Stock Option Grant."

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     No stock options or SARs were granted to the executive officer named in the Summary Compensation Table during the last fiscal year. See "Certain Transactions - Management Agreement with K.A.B., Inc. and Related Transactions - Stock Option Grant." Options were granted to Messrs. Aufzien and Volpe, as described below.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUE TABLE

     No executive officer named in the Summary Compensation Table held or exercised options at the end of the last fiscal year. See "Certain Transactions
- Management Agreement with K.A.B., Inc. and Related Transactions - Stock Option Grant."

EMPLOYMENT/CHANGE OF CONTROL ARRANGEMENTS

     Except for the K.A.B. Management Agreement, there are no employment agreements or change in control arrangements.

COMPENSATION OF DIRECTORS

     Currently, directors of the Company who also serve as officers of the Company and outside directors receive no cash compensation in connection with the services they render as directors. (Officers, however, receive compensation in their capacity as officers as described above.) Directors are reimbursed for expenses incurred in connection with their service on the Board of Directors. In 1999, the Company's Board of Directors approved the payment to William L. Richter of consulting fees of $30,000 per year beginning April 1, 1999 and paid $30,000 in fiscal year 2002. The fees were assigned to RIC. Effective as of September 1, 2002, Mr. Richter has voluntarily waived this payment until the Company's cash flow improves. The Company granted each of Alan Aufzien and Thomas Volpe options to purchase 5,000 shares of the Company's Common Stock in 2001 and plans on issuing 5,000 options to each of them on an annual basis for each subsequent year of their service as directors. The fair value of each option grant is estimated on the date of grant, using the Black Scholes options pricing model with the following weighted-average assumptions used for grants issued in 2002: risk free interest rate of 4.3%; expected volatility of 61%; and expected lives of 7 years.

CERTAIN TRANSACTIONS

     MANAGEMENT AGREEMENTS WITH K.A.B., INC. AND RELATED TRANSACTIONS

     MANAGEMENT AGREEMENT. Effective June 30, 1993, the Company entered into a Management Agreement (the "Management Agreement") with K.A.B. pursuant to which K.A.B. agreed to provide management consulting with respect to substantially all aspects of the Company's business, subject to certain limitations and the direction of the Company's Board of Directors. K.A.B. is controlled by Kenneth
L. Blum, Sr. who is Chairman and Chief Executive Officer of the Company. Mr. Blum, Sr. also served as Chief Financial Officer. Effective January 1, 1999, the Management Agreement provides for a payment to K.A.B. of $300,000 per year and reimbursement of expenses. The Management Agreement had an original term of five years, and the term was extended for an additional five years on April 1, 1996 and again on January 19, 2000, thereby extending the term of the Management Agreement to June 30, 2008. The Management Agreement is terminable by the Company for cause, as defined.

     The Management Agreement includes certain representations, warranties and limitations on solicitation by K.A.B. of customers and employees of the Company during the term of the Management Agreement and for two years thereafter. The Management Agreement also requires that K.A.B. hold in confidence the Company's confidential information. Mr. Blum, Sr., K.A.B. and their affiliates are involved in various business ventures in addition to the activities on behalf of the Company required by the Management Agreement. Participation in such other ventures may detract from efforts on behalf of the Company.

     STOCK OPTION GRANT. Effective June 30, 1993, the Company issued five-year options (the "Options") to K.A.B. for the purchase of up to 2,250,000 shares of the Company's Common Stock. The Options originally vested at prices ranging from $1.00 to $1.30 contingent upon achievement of a combination of profitability and stock price targets. Effective October 19, 1994, the Board of Directors approved the vesting of 1,000,000 Options at an exercise price of $1.00 per share and provided that the balance of the Options (an aggregate of 1,250,000 Options) (the "Unvested Options") would vest at $1.30 on April 1, 1998 subject to continued retention of K.A.B.'s services pursuant to the Management Agreement. Effective July 20, 1995, the Board of Directors provided that the exercise price of the Unvested Options would be $1.15 per share irrespective of the circumstances under which the Options vest. As a result of the Company's financial performance for the fiscal year ended March 31, 1999, the Unvested Options fully vested on March 31, 1999. On January 19, 2000, the Board authorized the repurchase of, and the Company subsequently repurchased, 500,000 options for $625,000. On July 24, 2000, William L. Richter, RIC and Kenneth L. Blum, Jr. exercised 30,000, 45,000, and 100,000 options, respectively. On September 21, 2000, the Board authorized the repurchase of, and the Company entered into an agreement to repurchase, 449,449 options from Mr. Kenneth L. Blum, Jr. and 508,272 options from Alan Cohn for an aggregate price of $1,234,560. The repurchase was included in the consolidated statement of earnings for the year ended March 31, 2001. On September 21, 2000, Kenneth L. Blum and Alan Cohn exercised their remaining 617,279 options at $1.00, and the Company received $617,279.

     On November 2, 2000, the Company's 2000 Stock Option Plan was approved by the Company's stockholders pursuant to which the Board of Directors of the Company may grant stock options to provide incentives to outside directors of the Company. Accordingly, in November 2000, the Board authorized and the Company granted to Alan Aufzien and Thomas Volpe, the Company's Directors, options to purchase 30,000 and 5,000 shares, respectively, of the Company's Common Stock at $1.64. On November 20, 2001, the Company granted 5,000 options at $1.75 to each of Messrs. Aufzien and Volpe. The Company is planning to grant each of Alan Aufzien and Thomas Volpe options to purchase 5,000 shares of the Company's Common Stock on an annual basis, so long as they continue to serve on the Board of Directors, after the annual meeting for 2002. The fair value of each option grant is estimated on the date of grant, using the Black Scholes options pricing model with the following weighted-average assumptions used for grants issued in 2002: risk free interest rate of 4.3%; expected volatility of 61%; and expected lives of 7 years.

     REGISTRATION RIGHTS AGREEMENT. The Company entered into a Registration Rights Agreement (the "Registration Rights Agreement") effective June 30, 1993 with K.A.B., Mr. Blum, Jr. and Alan S. Cohn. Mr. Blum, Sr. is the father of Mr. Blum, Jr., and the father-in-law of Mr. Cohn. The Registration Rights Agreement provides up to three demand registrations with respect to the Shares and the shares issuable pursuant to the Options ("Registrable Securities"). The first demand registration is exercisable at the request of holders of at least 250,000 Registrable Securities after a fiscal year in which profits are at least $250,000, provided that the Stock Price is at least $2.00 at the time of the request. The second demand registration is exercisable at the request of holders of at least 600,000 Registrable Securities after at least 1,000,000 Options have become exercisable. The third demand registration is exercisable at the request of holders of at least 1,000,000 Registrable Securities after all of the Options have become exercisable. Holders of the Company's Series A Preferred Stock have the right to participate in the above demand registrations on a pro rata basis. The Registration Rights Agreement also provides piggyback registration rights with respect to registrations in which other selling stockholders are participating. The Company is obligated to pay the offering expenses of each such registration, except for the selling stockholders' pro rata portion of underwriting discounts and commissions. No precise prediction can be made of the effect, if any, that the availability of shares pursuant to registrations under the Registration Rights Agreement will have on the market price prevailing from time to time. Nevertheless, sales of substantial amounts of the Common Stock pursuant to such registrations could adversely affect prevailing market prices. The Registration Rights Agreement continues notwithstanding the Company's termination of its registration under the Securities Exchange Act of 1934, as amended.

     INVESTMENT BANKING SERVICES. The Company has retained RIC, an affiliate of William L. Richter (a director and shareholder of the Company), to serve as exclusive financial advisor for the Company. Mr. Richter and his firm have provided and expect to continue to provide substantial investment banking services for Mr. Blum and various of his affiliated entities. To that extent, RIC may be deemed to have had a conflict of interest with respect to its efforts on behalf of the Company in effecting the Management Agreement and related agreements with K.A.B. The Company's Board of Directors took into account the potential conflict of interest issues referred to above in structuring and entering into the investment banking agreement with RIC and believes that such agreement was desirable and in the best interests of the Company notwithstanding such possibility.

     For its role of financial advisor, RIC's fees will be based upon transactions completed, as defined in the Agreement. RIC received $47,912 for its role in connection with the exercise of options held by K.A.B. and affiliates for the year ended March 31, 2001 and no additional fees in fiscal 2002.

     Effective March 20, 1995, the Company retained RIC as its exclusive financial advisor and placement agent. RIC's fees under this arrangement are payable only upon completion of defined transactions and, in such event, are calculated based upon a percentage of the transaction value. The agreement is terminable by the Company upon 90 days notice, provided that RIC is entitled to receive certain fees for two years following termination in the event a transaction is concluded involving an entity introduced to the Company by RIC. RIC receives an annual consulting fee of $30,000, which has been voluntarily waived for fiscal 2003.

     OTHER

     On November 1, 1999, the Company entered into a lease agreement with K.A. Real Estate, a related party of K.A.B., to lease approximately 9,100 square feet of executive office space. This lease expires on October 31, 2006. K.A. Real Estate was paid $154,435 for the year ended March 31, 2002, which included $118,126 for rent and the rest for reimbursement. The rental rate was $12.25/sq. ft., increasing by 3% each year. In addition, an administrative fee is due K.A. of 15% on specified expenses which are then reimbursed.

     Effective January 1, 1995, the Company entered into an agreement with National Computer Services, a division of ABIS ("NCS," an affiliate of Mr. Blum, Jr.) to develop computer software and related documentation. On January 19, 2000, the Board of Directors authorized expenditures to NCS totaling $250,000 for the development of a centralized software reporting package to be used by the Company's franchisees. The Company paid $154,248 and $40,659 for the years ended March 31, 2001 and 2002, respectively, to NCS under this arrangement.

     In the opinion of management, the terms of the Company's arrangements with RIC, K.A.B., K.A. Real Estate and NCS taken as a whole are at least as favorable to the Company as could be obtained from third parties.

                                  AUDIT MATTERS

     Grant Thornton LLP, Certified Public Accountants, served as the Company's independent auditors for the year ended March 31, 2002. The Company has been advised by Grant Thornton LLP that none of its members has any financial interest in the corporation. In addition to performing customary audit services, Grant Thornton LLP assisted the Company with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the Company for such services at its customary hourly billing rates. These non-audit services were approved by the Company's Board of Directors after due consideration of the effect of the performance thereof on the independence of the auditors and after the conclusion by the Company's Board of Directors that there was no effect on the independence of the auditors. The Board of Directors has engaged Grant Thornton LLP as the Company's independent auditors for the year ending March 31, 2003. Grant Thornton LLP's representatives are not expected to be present at the annual meeting.

     Pursuant to disclosure rules adopted by the SEC regarding independent public accountants, in fiscal year ended March 31, 2002, Grant Thornton LLP billed the Company for the following professional services:

     Audit Fees

     The aggregate fees billed for professional services rendered by Grant Thornton LLP for the audit of the Company's annual consolidated financial statements for the year ended March 31, 2002, and the SAS 71 quarterly reviews of the condensed financial statements was $53,600.

     Financial Information Systems Design and Implementation Fees

     There were no fees billed for information technology services rendered by Grant Thornton LLP during the year ended March 31, 2002.

     All Other Fees

     The aggregate fees billed for all non-audit services including fees for tax-related and other services rendered by Grant Thornton LLP during the year ended March 31, 2002 totaled $14,500.

     The Company's Board of Directors considered whether the services provided under the non-audit services are compatible with maintaining the auditor's independence.

                                  OTHER MATTERS

     THE COMPANY IS UNAWARE OF ANY OTHER MATTERS THAT ARE TO BE PRESENTED FOR ACTION AT THE MEETING. SHOULD ANY OTHER MATTER COME BEFORE THE MEETING, HOWEVER, THE PERSONS NAMED IN THE ENCLOSED PROXY WILL HAVE DISCRETIONARY AUTHORITY TO VOTE ALL PROXIES WITH RESPECT TO SUCH MATTER IN ACCORDANCE WITH THEIR JUDGMENT. ADDITIONAL COPIES OF THE FORM 10-KSB ARE AVAILABLE, FREE OF CHARGE, UPON REQUEST DIRECTED TO KEN BLUM, JR., PRESIDENT, RENT-A-WRECK OF AMERICA, INC., 10324 SOUTH DOLFIELD ROAD, OWINGS MILLS, MARYLAND 21117.

                              FINANCIAL INFORMATION

     Enclosed with this Proxy Statement is the Company's Form 10-KSB (which serves as the 2002 Annual Report) for the year ended March 31, 2002 which includes the Company's audited financial statements and financial statement schedules and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                              STOCKHOLDER PROPOSALS

     Proposals intended to be presented at the 2003 Annual Meeting of Stockholders must be received by the Company by June 25, 2003 to be considered for inclusion in the Company's proxy materials relating to that meeting. Notice of stockholder proposals for presentation at the 2003 Annual Meeting, but which are not going to be presented to the Company for inclusion in the proxy materials, will be considered untimely after September 8, 2003 and will not be considered at the next annual meeting.

                                       RENT-A-WRECK OF AMERICA, INC.

                                       /s/ Kenneth L. Blum, Sr.

                                       KENNETH L. BLUM, SR.
October 23, 2002                       Chairman and Chief Executive Officer

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                          RENT-A-WRECK OF AMERICA, INC.

                                NOVEMBER 26, 2002




              * PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED *




[X]   PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE

               VOTE FOR all
                 nominees
               listed to the
               right except
               as indicated   WITHHOLD
                  to the      AUTHORITY
                 contrary     to vote for
              below (if any)  all nominees

1.ELECTION         [ ]           [ ]         Nominees: Kenneth L. Blum Jr.      2. In their discretion, to vote upon such other
OF CLASS I                                             Kenneth L. Blum, Sr.        business as may properly come before the Annual
DIRECTORS:                                                                         Meeting or any adjournment thereof.

(Instructions: To withhold your vote for any                                    THIS PROXY WHEN  PROPERLY  EXECUTED WILL BE VOTED AS
individual nominee, write the nominee's                                         DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO
name in the space below.)                                                       DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED
                                                                                FOR THE ABOVE NOMINEES, AS RECOMMENDED BY THE BOARD
____________________________________________                                    OF DIRECTORS.



____________________________       ____________________________       ____________________________            _________________,2002
Stockholder Name(s):               Signature                          Signature, if held jointly              Dated:
Please Print


Note: Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give full corporate name and indicate that execution is by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                          RENT-A-WRECK OF AMERICA, INC.
                            10324 SOUTH DOLFIELD ROAD
                          OWINGS MILLS, MARYLAND 21117

                      ------------------------------------

                           THIS PROXY IS SOLICITED ON
                        BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting to be held at 411 East Wisconsin Avenue, Milwaukee, WI, Suite 2900 and revoking all prior proxies, hereby appoints Kenneth L. Blum, Sr., and Kenneth L. Blum, Jr., as proxy, each with the full power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all the shares of Common Stock of Rent-A-Wreck of America, Inc., a Delaware corporation (the "Company") held of record by the undersigned on October 10, 2002 at the Annual Meeting of Stockholders to be held on November 26, 2002, and at any adjournment or postponement thereof.


                     (PLEASE DATE AND SIGN ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                          RENT-A-WRECK OF AMERICA, INC.

                                NOVEMBER 26, 2002




              * PLEASE COMPLETE AND MAIL IN THE ENVELOPE PROVIDED *




[X]   PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE

               VOTE FOR all
                 nominees
               listed to the
               right except
               as indicated   WITHHOLD
                  to the      AUTHORITY
                 contrary     to vote for
              below (if any)  all nominees

1.ELECTION         [ ]           [ ]         Nominees: William L. Richter       2. In their discretion, to vote upon such other
OF CLASS II                                            Alan Aufzien                business as may properly come before the Annual
DIRECTORS:                                             Thomas Volpe                Meeting or any adjournment thereof.

(Instructions: To withhold your vote for any                                    THIS PROXY WHEN  PROPERLY EXECUTED WILL BE VOTED AS
individual nominee, write the nominee's                                         DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO
name in the space below.)                                                       DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED
                                                                                FOR THE ABOVE NOMINEES, AS RECOMMENDED BY THE BOARD
____________________________________________                                    OF DIRECTORS.



____________________________       ____________________________       ____________________________            _________________,2002
Stockholder Name(s):               Signature                          Signature, if held jointly              Dated:
Please Print


Note: Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give full corporate name and indicate that execution is by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         RENT-A-WRECK OF AMERICA, INC.
                           10324 SOUTH DOLFIELD ROAD
                          OWINGS MILLS, MARYLAND 21117

                      ------------------------------------

                           THIS PROXY IS SOLICITED ON
                        BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting to be held at 411 East Wisconsin Avenue, Milwaukee, WI, Suite 2900 and revoking all prior proxies, hereby appoints William L. Richter, as proxy, with the full power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this proxy card, all the shares of Preferred Stock of Rent-A-Wreck of America, Inc., a Delaware corporation (the "Company") held of record by the undersigned on October 10, 2002 at the Annual Meeting of Stockholders to be held on November 26, 2002, and at any adjournment or postponement thereof.

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)